Exhibit I


                       Consent of Independent Accountants
                       ----------------------------------


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 33-28037) of the National Fuel Gas Company Tax-Deferred Savings Plan of our report dated June 24, 1999 relating to the financial statements, which appears in this Form 11-K.






PricewaterhouseCoopers LLP
Buffalo, New York
June 25, 1999